Exhibit 10.43

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Omitted Information is indicated by [***]

AMENDMENT No. 01 TO THE FINANCING AGREEMENT THROUGH CREDIT LINE No. 22.2.0354.1, OF JANUARY 19, 2023, ENTERED INTO BETWEEN THE BRAZILIAN DEVELOPMENT BANK FOR ECONOMIC AND SOCIAL DEVELOPMENT - BNDES AND EVE SOLUÇÕES DE MOBILIDADE AÉREA URBANA LTDA., AS STATED BELOW:

The BRAZILIAN DEVELOPMENT BANK – BNDES, herein referred to simply as the BNDES, a federal public company, with headquarters in Brasília, Federal District, and services in this City, at Avenida República do Chile nº 100, enrolled under CNPJ no. 33.657.248/0001-89, by its undersigned representatives; and

EVE SOLUÇÕES DE MOBILIDADE AÉREO URBANA LTDA., hereinafter referred to as CLIENT, a limited liability company, with headquarters in São José dos Campos, State of São Paulo, at Rodovia Presidente Dutra, s/n, km 134, Bairro Eugênio Melo, Zip Code: 12247-004, enrolled under 42.128.214/0001-98, by its undersigned representatives:

have hereby agreed to amend the Financing Agreement Through Credit Line No. 22.2.0354.1, hereinafter referred to simply as CONTRACT, entered into between BNDES and the CLIENT, on January 19, 2023.

FIRST

CONTRACTUAL CHANGES

In light of the executed agreement, BNDES and the CLIENT agree to change the start and end dates for the amortization of the debt of Subcredit “B”, provided for in item II of the caput of Clause Eighth (Amortization), under the terms transcribed below.

“EIGHTH

AMORTIZATION

The principal of the debt arising from each Sub-credit of this Agreement will be paid to the BNDES as follows:

(...)

II – Subcredit “B”: in [***] installments, due on [***], each of them in the amount of the principal due of the debt of this Subcredit, updated in accordance with Clause Six (Update of the Value of the Debt of Subcredit “B”), divided by [***], with the first installment due on [***] and the last on [***], in accordance with the provisions of Clause Seventeen (Due on Holidays).”

1

SECOND

DISCLOSURE

The CLIENT authorizes the external disclosure of the full text of this Amendment and the CONTRACT by BNDES, regardless of its public registration in a notary's office.

THIRD

RATIFICATION

All Clauses and Conditions of the CONTRACT are hereby ratified by the Parties, insofar as they do not conflict with what is established in this Amendment, maintaining the guarantees agreed upon in said Contract, regardless of whether this is a novation.

The CLIENT EVE SOLUÇÕES DE MOBILIDADE AÉREA URBANA LTDA. presented a Negative Debt Clearance Certificate to Federal Taxes and Active Debt of the Federal Government - CND nº B104.705D.6D6E.F750, issued on September 24, 2024, by the Federal Revenue Service of Brazil and by the Attorney General´s Office of the National Treasury, valid until March 23, 2025.

The BNDES is hereby represented by the Head of the Department and the Superintendent of the Productive Development and Innovation Area, undersigned and identified legal representatives, pursuant to the power of attorney drawn up in Book no. 1009, pages 098-102, of the 22nd Notary Office of the Capital of the State of Rio de Janeiro.

The parties sign, by means of a digital certificate issued in the ICP-Brasil standard, in accordance with the provisions of article 1 and article 10, paragraph 1 of Provisional Measure no. 2.200-2/2001. For all purposes, the Parties declare that the signature method used complies with the provisions of paragraph 4 of article 784 of the Brazilian Code of Civil Procedure and consider the date affixed at the end of the Instrument as the date of the legal formalization of this Amendment.

Rio de Janeiro, October 08, 2024.

By the BNDES:

/s/ Flavia Campos Kickinger	/s/ Joao Paulo Pieroni
The BRAZILIAN DEVELOPMENT BANK - BNDES

By the CLIENT:

/s/ Luiz Felipe Ribeiro Valentini	/s/ Johann Christian Jean Charles Bordais
EVE SOLUÇÕES DE MOBILIDADE AÉREA URBANA LTDA.

2